UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-8573

Name of Fund: MuniHoldings California Insured Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniHoldings
        California Insured Fund, Inc., 800 Scudders Mill Road, Plainsboro,
        NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 06/30/03

Date of reporting period: 07/01/02 - 06/30/03

Item 1 - Attach shareholder report

[LOGO] Merrill Lynch Investment Managers

Annual Report
June 30, 2003

MuniHoldings
California
Insured
Fund, Inc.

www.mlim.ml.com

                   MuniHoldings California Insured Fund, Inc.

The Benefits and
Risks of
Leveraging

MuniHoldings California Insured Fund, Inc. utilizes leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

Swap
Agreements

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.

                       MuniHoldings California Insured Fund, Inc., June 30, 2003

DEAR SHAREHOLDER

For the year ended June 30, 2003, the Common Stock of MuniHoldings California Insured Fund, Inc. had a net annualized yield of 5.87%, based on a year-end per share net asset value of $15.53 and $.912 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +11.60%, based on a change in per share net asset value from $14.82 to $15.53, and assuming reinvestment of $.910 per share ordinary income dividends.

For the six-month period ended June 30, 2003, the Fund's Common Stock had a total investment return of +4.09%, based on a change in per share net asset value from $15.40 to $15.53, and assuming reinvestment of $.460 per share income dividends.

For the year ended June 30, 2002, the Fund's Preferred Stock had an average yield as follows: Series A, .82%; Series B, .85%; Series C, .86%; Series D, ..81%; and Series E, .86%.

For a description of the Fund's total investment return based on a change in the per share market value (as measured by the trading price of the Fund's share on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of the Financial Statements included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the Fund's market value can vary significantly from total investment return based on changes in the Fund's net asset value.

The Municipal Market Environment

During the six-month period ended June 30, 2003, amid considerable volatility, long-term fixed income interest rates generally decreased, with the bulk of the decline occurring in May and early June. Bond yields initially rose in the beginning of 2003 as international political tensions moderated somewhat and U.S. equity markets rallied strongly in reaction to President Bush's proposed economic stimulus/tax-reduction legislation. By mid-January, U.S. Treasury bond yields rose to above 5% on expectations of stronger U.S. economic growth later in the year, while the Standard & Poor's (S&P) 500 Index increased almost 6%. Reacting to disappointing 2002 holiday sales and corporate managements' attempts to scale back analysts' expectations of future earnings, equity markets were unable to maintain their earlier gains. By the end of February 2003, the S&P 500 Index declined by approximately 4.5% from year-end 2002 levels. Fearing an eventual U.S./Iraq military confrontation, investors again sought the safety of U.S. Treasury obligations and the prices of fixed income issues rose. By the end of February 2003, U.S. Treasury bond yields had declined to 4.67%.

Bond yields continued to fall into early March. Once direct U.S. military action against Iraq began, however, bond yields quickly rose. Prior uncertainty surrounding the Iraqi situation was obviously removed and early U.S. military successes fostered the hope that hostilities would be quickly and positively concluded. Concurrently, the S&P 400 Index rose over 6% as investors, in part, sold fixed income issues to purchase equities in anticipation of a strong U.S. economic recovery once the Iraqi conflict was resolved. By mid-March, U.S. Treasury bond yields again rose to above 5%. However, there was growing sentiment that hostilities may not be resolved in a matter of weeks, and U.S. Treasury bond yields again declined to end the month at 4.81%.

Long-term U.S. Treasury bond yields ratcheted back to near 5% by mid-April as U.S. equity markets continued to improve and the safe-haven premium U.S. Treasury issues had commanded prior to the beginning of the Iraqi conflict continued to be withdrawn. However, with the swift positive resolution of the Iraqi war, investors quickly resumed their focus on the fragile U.S. economic recovery. Business activity in the United States has remained sluggish, especially job creation. Investors have also been concerned that the SARS outbreak would have a material, negative impact on world economic conditions, especially in China and Japan. First quarter 2003 U.S. gross domestic product was released in late April initially estimating U.S. economic activity to be growing at 1.6%, well below many analysts' assessments. These factors, as well as the possibility that the Federal Reserve Board could again lower short-term interest rates to encourage more robust U.S. economic growth, pushed bond prices higher. By April 30, 2003, long-term U.S. Treasury bond yields had declined to almost 4.75%.

At its early May meeting, the Federal Reserve Board left the short-term interest rate target unchanged at 1.25%, its lowest level in more than 40 years. In its accompanying statement, the Federal Reserve Board noted that while the pace of U.S. economic growth was likely to expand going forward, the "probability of an unwelcome substantial fall in inflation" was a matter of greater concern. Many fixed income investors quickly concluded that since the Federal Reserve Board's focus was now centered on preventing future deflation, additional reduction in short-term interest rates could be expected. Given already low nominal interest rates, these investors also believed that the Federal Reserve Board was likely to purchase longer-term U.S. Treasury issues to push bond yields lower to further stimulate U.S. economic activity, especially the already-vibrant housing industry. These factors combined to trigger a major bond rally for the remainder of the month. At the end of May 2003, long-term U.S. Treasury bond yields fell to approximately 4.375%, a decline of approximately 40 basis points (.40%) during the month.

Long-term U.S. Treasury bond yields further declined to approximately 4.2% by mid-June as U.S. economic growth, particularly employment trends and durable goods orders, remained sluggish. This led many investors to anticipate that the Federal Reserve Board would lower short-term interest rates an additional 50 basis points at its late June meeting to accelerate economic activity. However, the Federal Reserve Board lowered its target for the Federal Funds rate by only 25 basis points to 1%, the lowest level since 1958. In its accompanying statement, the Federal Reserve Board noted that an additional easing of monetary policy would "further support...an economy which it expects to improve over time." The prospect for stronger economic activity, as well as the absence of any potential purchases of U.S. Treasury issues, pushed bond prices sharply lower for the remainder of the period. By June 30, 2003, long-term U.S. Treasury bond yields rose to 4.55%, an increase of almost 20 basis points during the month. Over the last months, however, long-term U.S. Treasury bond yields have declined 20 basis points.

During the six-month period ended June 30, 2003, long-term tax-exempt bond yields also fell. Yield volatility was reduced relative to that seen in U.S. Treasury issues, as municipal bond prices were much less sensitive to worldwide geopolitical pressures on a daily and weekly basis. Tax-exempt bond prices generally followed their taxable counterparts higher, responding to a more positive U.S. fixed income environment and continued slow economic growth. Municipal bond yields generally declined through February 2003. At February 28, 2003, long-term tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, fell to approximately 5.05%. However, similar to U.S. Treasury bond yields, once military action began in Iraq, municipal bond yields rose sharply to nearly 5.2% before declining in response to the deflationary scare to approximately 4.8% by May 31, 2003. Municipal bond prices also fell during the latter half of June in response to higher economic growth expectations and disappointment about the recent Federal Reserve Board's actions. By the end of the month, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, rose more than 15 basis points to almost 5%. Over the past six months, long-term municipal bond yields declined by approximately 20 basis points.

Throughout the period, the municipal market continued to improve despite a dramatic increase in new bond issuance. Increased issuance, however, has not hindered the tax-exempt market's recent solid performance. There was a number of ongoing factors fostering the strong investor demand that supported the municipal bond market's improvement. Tax-exempt money market interest rates remained below 1% for much of 2003, forcing investors to invest in longer maturities to generate desired levels of coupon income. Investors will also receive approximately $60 billion in coupon income, bond maturities and the proceeds from early redemptions in July and August. Much of these proceeds are likely to be reinvested in the municipal market. Most importantly, as an asset class, municipal bonds have remained an extremely attractive investment alternative, especially relative to U.S. Treasury issues. At June 30, 2003, tax-exempt bond yields were 88% - 98% of comparable U.S. Treasury issues, well in excess of their historic average of 82% - 88%. Current yield ratios have made municipal securities attractive to retail and institutional investors, as well as to nontraditional, arbitrage related accounts. As the tax-exempt market's favorable technical position is expected to remain stable in the near term, the expected increase in bond issuance during the remainder of 2003 is unlikely to significantly impact the municipal bond market's performance.

Declining U.S. equity markets and escalating geopolitical pressures have resulted in reduced economic activity and consumer confidence. It is


                                     2 & 3

                       MuniHoldings California Insured Fund, Inc., June 30, 2003

important to note that, despite all the recent negative factors impeding the growth of U.S. businesses, the U.S. economy still grew at an approximate 2.5% rate for all of 2002, twice that of 2001. Similar expansion is expected for early 2003 and more than 3% for 2004. Lower oil prices, reduced geopolitical uncertainties, increased Federal spending for defense, and a sizeable Federal tax cut are factors which should promote stronger economic growth later this year. However, it is questionable to expect that business and investor confidence can be so quickly restored as to trigger dramatic, explosive U.S. economic growth and engender associated, large-scale interest rate increases. The resumption of solid economic growth is likely to be a gradual process accompanied by equally graduated increases in bond yields. Moderate economic growth, especially within a context of negligible inflationary pressures, should not greatly endanger the positive fixed income environments tax-exempt products currently enjoy.

Specific to California, one of the greater concerns of many economists relating to the strength and stability of future economic growth is the poor condition of many of the states' finances, of which California has the largest deficit, with the figure near $38 billion. California currently has the lowest credit rating of all the U.S. states, and the major rating services recently placed the state on negative watch for a possible future downgrade. Any devaluation to A- or BBB+ level would result in increased borrowing costs to the state and exacerbate its bloated deficit gap. The crux of the problem lies in a stalemate among the state's lawmakers with Republicans opposing tax increases and Democrats opposing spending cuts. The divide has led to a much-publicized referendum that has been placed on the fall's election ballot to recall the Governor. California's budget deadline was the end of June 2003 and was not met. This is not unusual, but is receiving greater attention from the rating agencies because of the size of the deficit. In fact, this is the ninth time in 10 years the state missed its deadline, illustrating the political nature of the situation. The municipal marketplace has already penalized California in terms of the spreads required to sell California general obligation bonds. Currently, the single-A general obligation bonds trade at an 80 basis point - 85 basis point spread to AAA-rated paper in the municipal marketplace, certainly the widest of any U.S. state. The extreme public nature of the budget debate is probably the biggest positive toward ultimately reaching some solution. However, California will probably need to act before September to avoid any further downgrade action being taken by the rating agencies.

Portfolio Strategy

The Fund employs leverage to seek to provide a generous current return of tax-exempt income to shareholders. For the fiscal year ended June 30, 2003, cash equivalent reserves were maintained below 5% of total assets to enhance the benefit provided by the extremely low borrowing interest rates available in the current marketplace. The aggressive series of easings of monetary policy orchestrated by the Federal Reserve Board resulted in historically low borrowing rates for the Fund's Preferred Stock. This provided an ideal situation for the Fund's Common Stock shareholders. Historic low short-term interest rates have had an extremely positive additional benefit in the form of higher current returns. To put this in perspective, yields on short-term floating interest rate securities were below 1.5% for the first half of our fiscal year, and more recently have averaged below 1%. The positive leverage effect from the steep municipal yield curve was a major factor leading to better Fund performance. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline, and, as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Through the end of 2002, a fully invested position, combined with the Fund's inherent leverage, generated excellent total returns. As interest rates declined, we geared our strategy toward cushioning the Fund's price volatility. We attempted to develop a more defensive structure for the portfolio that is aggressively positioned by nature of its 40% leverage. We raised the overall level of average couponing in the Fund, shortened the average life of the maturities (lowered duration), and employed hedging techniques to "slow down the Fund." The Fund surpassed its initial offering net asset value, and our strategy was to seek to protect net asset valuation. Historically, we have witnessed a reluctance on the part of traditional municipal investors to support bond prices once yields have reached such low absolute levels. We were consistent in underutilizing the portion of assets that are devoted to uninsured securities. With interest rates so low, an error commonly made is one of reaching for yield. The Fund is already generating an above-average yield, while adding to its undistributed income through low borrowing costs secured by its Preferred Stock. As such, we have no need to reach for additional yield with lower rated securities. As the fiscal year concluded, 85.5% of the Fund's assets were AAA-rated by at least one of the major rating agencies with bond insurance.

In Conclusion

We appreciate your investment in MuniHoldings California Insured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ Walter C. O'Connor

Walter C. O'Connor
Vice President and Portfolio Manager

July 28, 2003

PROXY RESULTS

During the six-month period ended June 30, 2003, MuniHoldings California Insured Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on January 28, 2003. A description of the proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------
                                                                   Shares Voted  Shares Withheld
                                                                        For        From Voting
------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:       Terry K. Glenn              39,274,232      964,594
                                        James H. Bodurtha           39,390,724      848,102
                                        Joe Grills                  39,388,023      850,803
                                        Roberta Cooper Ramo         39,388,923      849,903
                                        Robert S. Salomon, Jr.      39,374,998      863,828
                                        Stephen B. Swensrud         39,380,397      858,429
------------------------------------------------------------------------------------------------

During the six-month period ended June 30, 2003, MuniHoldings California Insured Fund, Inc.'s Preferred Stock shareholders (Series A, B, C, D & E) voted on the following proposal. The proposal was approved at a shareholders' meeting on January 28, 2003. A description of the proposal and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------------------
                                                                                Shares Voted    Shares Withheld
                                                                                     For          From Voting
---------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors: Terry K. Glenn, James H. Bodurtha,
   Joe Grills, Herbert I. London, Andre F. Perold, Roberta Cooper Ramo,
   Robert S. Salomon, Jr. and Stephen B. Swensrud                                   14,346            962
---------------------------------------------------------------------------------------------------------------


                                     4 & 5

                       MuniHoldings California Insured Fund, Inc., June 30, 2003

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                     S&P     Moody's    Face
STATE              Ratings@  Ratings@  Amount    Municipal Bonds                                                        Value
==============================================================================================================================
California--155.3%   AAA      Aaa     $ 1,000    ABAG Finance Authority for Nonprofit Corporations, California,
                                                 COP (Children's Hospital Medical Center), 6% due 12/01/2029 (a)       $ 1,175
                     ---------------------------------------------------------------------------------------------------------
                     BBB+     NR*       2,840    ABAG Finance Authority for Nonprofit Corporations, California,
                                                 COP, Refunding (Episcopal Homes Foundation), 5.125% due 7/01/2013       2,928
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       3,345    ABC California Unified School District, GO, Series A, 5.625% due
                                                 8/01/2020 (f)(j)                                                        3,877
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       4,000    Acalanes, California, Unified High School District, GO, 5.80% due
                                                 8/01/2007 (f)(i)                                                        4,683
                     ---------------------------------------------------------------------------------------------------------
                     NR*      Aaa       9,300    Alameda County, California, COP, RIB, Series 410, 10.69% due
                                                 9/01/2021 (b)(g)                                                       12,322
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       4,535    Bakersfield, California, COP, Refunding (Convention Center
                                                 Expansion Project), 5.875% due 4/01/2022 (g)                            5,107
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       3,885    Berkeley, California, GO, Series C, 5.375% due 9/01/2029 (c)            4,203
                     ---------------------------------------------------------------------------------------------------------
                                                 Berkeley, California, Unified School District, GO, Series I (f):
                     AAA      Aaa       1,000      5.75% due 8/01/2019                                                   1,142
                     AAA      Aaa       1,000      5.75% due 8/01/2020                                                   1,136
                     AAA      Aaa       4,520      5.875% due 8/01/2024                                                  5,156
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       2,925    Cajon Valley, California, Union School District, GO, Series B,
                                                 5.50% due 8/01/2027 (g)                                                 3,210
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       2,180    California Community College Financing Authority, Lease
                                                 Revenue Bonds (Grossmont-Palomar-Shasta), Series A,
                                                 5.625% due 4/01/2026 (g)                                                2,424
                     ---------------------------------------------------------------------------------------------------------
                                                 California Educational Facilities Authority, Revenue Refunding
                                                 Bonds (Occidental College) (g):
                     AAA      Aaa       5,815      5.625% due 10/01/2017                                                 6,633
                     AAA      Aaa       5,000      5.70% due 10/01/2027                                                  5,625
                     ---------------------------------------------------------------------------------------------------------
                                                 California HFA, Home Mortgage Revenue Bonds:
                     AA-      Aa2       5,000      Series D, 5.85% due 8/01/2017                                         5,375
                     A1+      VMIG1+   11,200      VRDN, AMT, Series B, 1% due 8/01/2033 (f)(h)                         11,200
                     A1+      VMIG1+    4,200      VRDN, AMT, Series R, 1% due 8/01/2023 (a)(h)                          4,200
                     A1       VMIG1+    2,700      VRDN, Series F, 0.95% due 2/01/2033 (a)(f)(h)                         2,700
                     ---------------------------------------------------------------------------------------------------------
                     NR*      Aaa       1,150    California HFA, Revenue Bonds, RIB, AMT, Series 412, 10.916% due
                                                 8/01/2029 (a)(b)                                                        1,255
                     ---------------------------------------------------------------------------------------------------------
                                                 California HFA, S/F Mortgage Revenue Bonds, AMT, Class II (g):
                     AAA      Aaa       1,860      Series A-1, 6% due 8/01/2020                                          1,965
                     AAA      Aaa       3,020      Series C-2, 5.625% due 8/01/2020 (d)                                  3,170
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       9,250    California Health Facilities Finance Authority Revenue Bonds
                                                 (Kaiser Permanente), Series A, 5.50% due 6/01/2022 (f)                  9,909
                     ---------------------------------------------------------------------------------------------------------
                                                 California Health Facilities Finance Authority, Revenue Refunding
                                                 Bonds:
                     A1+      VMIG1+    6,000      (Adventist Hospital), VRDN, Series A, 1% due 9/01/2028 (h)            6,000
                     AAA      Aaa       2,500      (Catholic Healthcare West), Series A, 6% due 7/01/2025 (g)            2,804
                     AAA      Aaa       4,500      (Children's Hospital), 5.375% due 7/01/2020 (g)                       4,708
                     AAA      Aaa       3,950      (De Las Companas), Series A, 5.75% due 7/01/2015 (a)                  4,310
                     A1+      VMIG1+    3,200      (Sutter/Catholic Healthcare System), VRDN, Series B,
                                                    0.95% due 7/01/2012 (a)(h)                                           3,200
                     ---------------------------------------------------------------------------------------------------------
                                                 California Health Facilities Financing Authority Revenue Bonds:
                     A        NR*       2,015      (Adventist Health System), Series A, 5% due 3/01/2028                 1,987
                     AAA      Aaa       3,195      (Lucile Salter Packard Hospital), Series C, 5% due 8/15/2024 (a)      3,337
                     AAA      Aaa       3,000      (Lucile Salter Packard Hospital), Series C, 5% due 8/15/2026 (a)      3,128
                     A-       A3        2,850      (Stanford Hospital and Clinics), Series A, 5% due 11/15/2023          2,854
                     ---------------------------------------------------------------------------------------------------------
                     BBB+     Baa2     28,355    California Pollution Control Financing Authority, Solid Waste
                                                 Disposal Revenue Refunding Bonds (Republic Services Inc.
                                                 Project), AMT, Series C, 5.25% due 6/01/2023                           29,521
                     ---------------------------------------------------------------------------------------------------------
                     AA-      Aa2       5,000    California State Department of Veteran Affairs, Home Purpose
                                                 Revenue Refunding Bonds, Series C,  6.15% due 12/01/2027                5,190
                     ---------------------------------------------------------------------------------------------------------
                     BBB+     A3        6,000    California State Department of Water Resources, Power Supply
                                                 Revenue Bonds, Series A, 5.75% due 5/01/2017                            6,591
                     ---------------------------------------------------------------------------------------------------------
                     AA       Aa3       6,400    California State Department of Water Resources Revenue Bonds
                                                 (Central Valley Project), 5.25% due 7/01/2022                           6,416
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       4,890    California State Department of Water Resources, Water System
                                                 Revenue Refunding Bonds (Central Valley Project), Series Q,
                                                 5.375% due 12/01/2027 (g)                                               5,281
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       2,000    California State, GO, 5.50% due 6/01/2025 (c)                           2,157
                     ---------------------------------------------------------------------------------------------------------
                                                 California State, GO, Refunding:
                     A        A2       10,000      5% due 2/01/2023                                                     10,015
                     A        A2        2,400      5.25% due 2/01/2028                                                   2,455
                     A        A2        3,175      5.75% due 12/01/2029                                                  3,386
                     A        A2        5,000      5.25% due 2/01/2033                                                   5,094
                     NR*      NR*       7,000      RIB, AMT, Series 777X, 9.44% due 12/01/2021 (b)(g)                    7,551
                     AAA      Aaa       4,130      Veterans, AMT, Series B, 5.45% due 12/01/2017 (g)                     4,424
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa      20,000    California State Public Works Board, Lease Revenue Bonds
                                                 (Various University of California Projects), Series C,
                                                 5.125% due 9/01/2022 (a)                                               21,013
                     ---------------------------------------------------------------------------------------------------------
                                                 California State Public Works Board, Lease Revenue Refunding
                                                 Bonds:
                     AAA      Aaa       5,025      (California State University), Series A, 5.50%
                                                   due 10/01/2014 (g)                                                    5,613
                     AAA      Aaa       8,750      (Department of Corrections), Series B, 5.625%
                                                   due 11/01/2019 (g)                                                    9,825
                     AAA      Aaa       2,625      (Various Community College Project), Series B, 5.625%
                                                   due 3/01/2019 (a)                                                     2,895
                     ---------------------------------------------------------------------------------------------------------
                     AAA      NR*       9,500    California Statewide Communities Development Authority, COP,
                                                 Refunding (Huntington Memorial Hospital), 5.80% due 7/01/2026 (e)      10,622
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       5,000    California Statewide Communities Development Authority, COP
                                                 (Sutter Health Obligation Group), 6% due 8/15/2025 (g)                  5,513
                     ---------------------------------------------------------------------------------------------------------

Portfolio
Abbreviations

To simplify the listings of MuniHoldings California Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
DRIVERS   Derivative Inverse Tax-Exempt Receipts
GO        General Obligation Bonds
HFA       Housing Finance Agency
M/F       Multi-Family
RIB       Residual Interest Bonds
S/F       Single-Family
VRDN      Variable Rate Demand Notes


                                     6 & 7

                       MuniHoldings California Insured Fund, Inc., June 30, 2003

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                     S&P     Moody's    Face
STATE              Ratings@  Ratings@  Amount    Municipal Bonds                                                        Value
==============================================================================================================================
California           A-       A3      $ 4,915    California Statewide Communities Development Authority, Health
(continued)                                      Facility Revenue Bonds (Memorial Health Services), Series A,
                                                 6% due 10/01/2023                                                     $ 5,318
                     ---------------------------------------------------------------------------------------------------------
                     AAA      NR*       1,090    California Statewide Communities Development Authority Revenue
                                                 Bonds (Los Angeles Orthopaedic Hospital Foundation), 5.50%
                                                 due 6/01/2019 (a)                                                       1,191
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       1,640    Campbell, California, Unified High School District, GO, 5.70%
                                                 due 8/01/2025 (f)                                                       1,836
                     ---------------------------------------------------------------------------------------------------------
                                                 Capistrano, California, Unified Public Financing Authority,
                                                 Special Tax Revenue Refunding Bonds, First Lien, Series A (a):
                     AAA      Aaa      16,770      5.70% due 9/01/2016                                                  18,837
                     AAA      Aaa      10,640      5.70% due 9/01/2020                                                  11,944
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       8,705    Castaic Lake, California, Water Agency Revenue Bonds, COP
                                                 (Water System Improvement Project), 5.50% due 8/01/2023 (a)             9,473
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       6,810    Chaffey, California, Unified High School District, GO,
                                                 Series B, 5.375% due 8/01/2022 (c)                                      7,340
                     ---------------------------------------------------------------------------------------------------------
                                                 Chino, California, Unified School District, COP, Refunding (f):
                     AAA      Aaa       1,695      6.125% due 9/01/2005 (i)                                              1,908
                     AAA      Aaa       5,300      6.125% due 9/01/2026                                                  5,874
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       2,500    Colton, California, Joint Unified School District, GO,
                                                 Series A, 5.375% due 8/01/2026 (c)                                      2,744
                     ---------------------------------------------------------------------------------------------------------
                                                 Contra Costa, California, Water District, Water Revenue Bonds,
                                                 Series G (g):
                     AAA      Aaa       4,600      5.75% due 10/01/2004 (i)                                              4,965
                     AAA      Aaa       5,000      5% due 10/01/2024                                                     5,152
                     ---------------------------------------------------------------------------------------------------------
                                                 Contra Costa County, California, COP, Refunding:
                     AAA      Aaa       4,570      (Capital Projects Program), 5.25% due 2/01/2021 (a)                   4,891
                     AAA      Aaa       6,000      DRIVERS, Series 154, 9.49% due 11/01/2017 (b)(g)                      7,287
                     AAA      Aaa       2,000      (Merrithew Memorial Hospital Project), 5.50%
                                                   due 11/01/2022 (g)                                                    2,172
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       2,395    Covina-Valley, California, Unified School District, GO,
                                                 Refunding, Series A, 5.50% due 8/01/2026 (f)                            2,639
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       3,750    Culver City, California, Redevelopment Finance Authority,
                                                 Revenue Refunding Bonds, Tax Allocation, Series A, 5.60%
                                                 due 11/01/2025 (f)                                                      4,142
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       1,870    Davis, California, Joint Unified School District, Community
                                                 Facilities District, Special Tax Refunding Bonds, Number 1,
                                                 5.50% due 8/15/2021 (g)                                                 2,058
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       5,655    East Side Union High School District, California, Santa Clara
                                                 County, GO, Series E, 5% due 9/01/2023 (c)                              5,844
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       7,000    El Dorado County, California, Public Agency Financing Authority,
                                                 Revenue Refunding Bonds, 5.50% due 2/15/2021 (c)                        7,663
                     ---------------------------------------------------------------------------------------------------------
                                                 Escondido, California, COP, Refunding:
                     AAA      Aaa       1,000      Series A, 5.75% due 9/01/2024 (c)                                     1,122
                     AAA      Aaa       5,000      (Wastewater Project), 5.70% due 9/01/2026 (a)                         5,598
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       5,000    Fontana, California, Redevelopment Agency, Tax Allocation
                                                 Refunding Bonds (Southwest Industrial Park Project), 5%
                                                 due 9/01/2022 (g)                                                       5,181
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       4,455    Fresno, California, Airport Revenue Bonds, AMT, Series B, 5.50%
                                                 due 7/01/2020 (f)                                                       4,764
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       4,040    Garden Grove, California, COP (Financing Project), Series A,
                                                 5.50% due 3/01/2026 (a)                                                 4,428
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       5,200    Glendale, California, Unified School District, GO, Series B,
                                                 5.125% due 9/01/2023 (f)                                                5,424
                     ---------------------------------------------------------------------------------------------------------
                     A-       Baa2      5,000    Golden State Tobacco Securitization Corporation, California,
                                                 Tobacco Settlement Revenue Bonds, Series 2003-A-1, 6.75%
                                                 due 6/01/2039                                                           4,515
                     ---------------------------------------------------------------------------------------------------------
                                                 Hacienda La Puente, California, Unified School District, GO,
                                                 Series A (g):
                     AAA      Aaa       1,700      5.50% due 8/01/2020                                                   1,880
                     AAA      Aaa       1,500      5.25% due 8/01/2025                                                   1,589
                     ---------------------------------------------------------------------------------------------------------
                     AAA      NR*       4,565    Hemet, California, Unified School District, GO, Series A, 5.375%
                                                 due 8/01/2026 (g)                                                       4,922
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       9,205    Industry, California, Urban Development Agency, Tax Allocation
                                                 Refunding Bonds (Civic Recreation Industrial), Series 1, 5.50%
                                                 due 5/01/2020 (g)                                                      10,145
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       1,700    Inglewood, California, Unified School District, GO, Series A,
                                                 5.60% due 10/01/2024 (c)                                                1,878
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       2,300    Irvine, California, Unified School District, Special Tax
                                                 (Community Facilities District Number 86-1), 5.375%
                                                 due 11/01/2020 (a)                                                      2,511
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       4,665    Irvine, California, Unified School District, Special Tax
                                                 Refunding Bonds (Community Facilities District Number 86-1),
                                                 5.80% due 11/01/2020 (a)                                                5,335
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       7,500    La Quinta, California, Redevelopment Agency, Housing Tax
                                                 Allocation Bonds (Redevelopment Project Areas Number 1 & 2),
                                                 6% due 9/01/2025 (g)                                                    8,289
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       4,000    Long Beach, California, Bond Finance Authority, Lease Revenue
                                                 Bonds (Rainbow Harbor Refinancing Project), Series A, 5.25%
                                                 due 5/01/2024 (a)                                                       4,239
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       3,740    Long Beach, California, Harbor Revenue Bonds, AMT, 5.375% due
                                                 5/15/2020 (g)                                                           3,911
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa      10,650    Los Altos, California, School District GO, Series A, 5% due
                                                 8/01/2023 (f)                                                          11,006
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa      12,265    Los Angeles, California, Community College District, GO, Series
                                                 A, 5.50% due 8/01/2020 (g)                                             13,561
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       4,000    Los Angeles, California, Community Facilities, District Special
                                                 Tax (4 Playa Vista, Phase 1), 4.625% due 9/01/2026 (a)                  4,036
                     ---------------------------------------------------------------------------------------------------------
                                                 Los Angeles, California, Convention and Exhibition Center
                                                 Authority, Lease Revenue Refunding Bonds:
                     AAA      Aaa      11,000      DRIVERS, Series 162, 9.51% due 8/15/2018 (b)(g)                      11,561
                     AAA      Aaa       7,500      Series A, 2% due 8/15/2006 (a)                                        7,621
                     ---------------------------------------------------------------------------------------------------------
                                                 Los Angeles, California, Department of Water and Power, Electric
                                                 Plant Revenue Bonds (f)(i):
                     AAA      Aaa      10,730      5.50% due 6/15/2004                                                  11,305
                     AAA      Aaa       1,000      5.50% due 6/15/2004                                                   1,054
                     ---------------------------------------------------------------------------------------------------------
                                                 Los Angeles, California, Department of Water and Power, Electric
                                                 Plant Revenue Refunding Bonds:
                     AA-      Aa3         490      5.875% due 2/15/2020                                                    524
                     NR*      Aa3       1,030      RIB, Series 370, 10.74% due 2/15/2024 (b)                             1,204
                     ---------------------------------------------------------------------------------------------------------
                     AA       Aa3       2,000    Los Angeles, California, Harbor Department Revenue Bonds, AMT,
                                                 Series B, 5.375% due 11/01/2023                                         2,066
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       3,930    Los Angeles, California, M/F Housing Revenue Refunding Bonds,
                                                 Senior Series G, 5.65% due 1/01/2014 (f)                                4,038
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       7,370    Los Angeles County, California, Metropolitan Transportation
                                                 Authority, Sales Tax Revenue Bonds, Proposition C, Second
                                                 Senior Series B, 5.25% due 7/01/2023 (a)                                7,536
                     ---------------------------------------------------------------------------------------------------------


                                     8 & 9

                       MuniHoldings California Insured Fund, Inc., June 30, 2003

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                     S&P    Moody's     Face
STATE             Ratings@  Ratings@   Amount    Municipal Bonds                                                        Value
==============================================================================================================================
California           AAA      Aaa     $ 3,750    Los Angeles County, California, Metropolitan Transportation
(continued)                                      Authority, Sales Tax Revenue Refunding Bonds, Proposition C,
                                                 Second Senior Series A, 5.25% due 7/01/2030 (c)                      $  3,986
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       8,385    Los Angeles County, California, Public Works Financing
                                                 Authority, Revenue Refunding Bonds (Flood Control District),
                                                 Series A, 3% due 3/01/2007 (g)                                          8,731
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       5,000    Menlo Park, California, Community Development Agency, Tax
                                                 Allocation (Las Pulgas Community Development Project),
                                                 5.50% due 6/01/2025 (a)                                                 5,450
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       3,500    Mojave, California, Water Agency, GO, Refunding (Improvement
                                                 District--Morongo Basin), 5.80% due 9/01/2022 (c)                       3,944
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       2,000    Montebello, California, Community Redevelopment Agency, Housing
                                                 Tax Allocation Bonds, Series A, 5.45% due 9/01/2019 (f)                 2,209
                     ---------------------------------------------------------------------------------------------------------
                     AAA      NR*       2,315    Morgan Hill, California, Unified School District, GO, 5.75% due
                                                 8/01/2019 (c)                                                           2,644
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       3,730    Mount San Antonio, California, Community College District, GO,
                                                 Series A, 5.375% due 5/01/2022 (c)                                      4,088
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa      16,000    Norco, California, Redevelopment Agency, Tax Allocation Bonds,
                                                 Refunding (Norco Redevelopment Project--Area Number 1), 5.75%
                                                 due 3/01/2026 (g)                                                      17,708
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       2,140    North City West, California, School Facilities Financing
                                                 Authority, Special Tax Refunding Bonds, Series B, 6%
                                                 due 9/01/2019 (f)                                                       2,427
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       3,000    Northern California Power Agency, Public Power Revenue Refunding
                                                 Bonds (Hydroelectric Project Number One), Series A, 5.125%
                                                 due 7/01/2023 (g)                                                       3,132
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       9,995    Oakland, California, Alameda County Unified School District, GO,
                                                 Refunding, Series C, 5.50% due 8/01/2019 (c)                           10,746
                     ---------------------------------------------------------------------------------------------------------
                                                 Oakland, California, Alameda County Unified School District, GO,
                                                 Series F (g):
                     AAA      Aaa       5,245      5.625% due 8/01/2021                                                  5,852
                     AAA      Aaa       6,000      5.50% due 8/01/2024                                                   6,548
                     ---------------------------------------------------------------------------------------------------------
                                                 Oakland, California, GO:
                     AAA      Aaa       2,500      Measure 1, 5.85% due 12/15/2022 (c)                                   2,847
                     AAA      Aaa       1,300      Measure K, Series C, 5.80% due 12/15/2018 (g)                         1,477
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       7,105    Oakland, California, Joint Powers Financing Authority, Lease
                                                 Revenue Bonds (Oakland Administration Buildings), 5.75%
                                                 due 8/01/2021 (a)                                                       7,973
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       2,500    Oakland, California, State Building Authority, Lease Revenue
                                                 Bonds (Elihu M. Harris), Series A,  5% due 4/01/2023 (a)                2,591
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       3,705    Oakland, California, Unified School District, GO (Alameda
                                                 County), Series F, 5.625% due 8/01/2020 (g)                             4,151
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       5,750    Palm Desert, California, Financing Authority, Tax Allocation
                                                 Revenue Refunding Bonds (Project Area Number 1), 5.45%
                                                 due 4/01/2018 (g)                                                       6,380
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       1,000    Palm Springs, California, COP, Refunding (Multiple Capital
                                                 Facilities Project), 5.75% due 4/01/2017 (a)                            1,131
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       4,000    Pittsburg, California, Public Financing Authority, Water Revenue
                                                 Bonds, 5.50% due 6/01/2027 (g)                                          4,388
                     ---------------------------------------------------------------------------------------------------------
                                                 Pleasanton, California, Unified School District, GO:
                     AAA      Aaa       2,700      Series D, 5.375% due 8/01/2023 (g)                                    2,906
                     AAA      Aaa       9,100      Series E, 5.50% due 8/01/2025 (c)                                     9,948
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       2,000    Port Oakland, California, Port Revenue Bonds, AMT, Series G,
                                                 5.375% due 11/01/2025 (g)                                               2,081
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       5,000    Port Oakland, California, Port Revenue Refunding Bonds, Series I,
                                                 5.40% due 11/01/2017 (g)                                                5,584
                     ---------------------------------------------------------------------------------------------------------
                                                 Port Oakland, California, Revenue Bonds, AMT, Series K (c):
                     AAA      Aaa       3,500      5.75% due 11/01/2014                                                  3,950
                     AAA      Aaa      17,120      5.75% due 11/01/2029                                                 18,487
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa      25,355    Port Oakland, California, Revenue Refunding Bonds, AMT, Series L,
                                                 5.375% due 11/01/2027 (c)                                              26,615
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       4,310    Poway, California, Unified School District, School Facilities
                                                 Improvement, GO (Election of 2002), Series 1-A, 2%
                                                 due 8/01/2005 (g)                                                       4,376
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       2,205    Richmond, California, Joint Powers Financing Authority, Tax
                                                 Allocation Revenue Bonds, Series A, 5.50% due 9/01/2018 (g)             2,463
                     ---------------------------------------------------------------------------------------------------------
                                                 Sacramento, California, Municipal Utility District, Electric
                                                 Revenue Refunding Bonds:
                     AAA      Aaa       2,450      5.30% due 11/15/2005 (f)                                              2,539
                     AAA      Aaa      10,825      Series L, 5.125% due 7/01/2022 (g)                                   11,343
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       3,500    Sacramento, California, Power Authority Revenue Bonds
                                                 (Cogeneration Project), 5.875% due 7/01/2015 (g)                        3,940
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       5,440    San Bernardino, California, Joint Powers Financing Authority,
                                                 Lease Revenue Bonds (Department of Transportation Lease),
                                                 Series A, 5.50% due 12/01/2020 (g)                                      5,956
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       5,000    San Bernardino, California, Joint Powers Financing Authority,
                                                 Tax Allocation Revenue Refunding Bonds, Series A, 5.75%
                                                 due 10/01/2025 (f)                                                      5,503
                     ---------------------------------------------------------------------------------------------------------
                     AAA      NR*       1,480    San Bernardino County, California, COP, Refunding (Medical Center
                                                 Financing Project), 5.50% due 8/01/2019 (g)                             1,560
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       5,055    San Diego, California, Public Facilities Financing Authority,
                                                 Sewer Revenue Bonds, Series A, 5.25% due 5/15/2027 (c)                  5,367
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       2,000    San Diego County, California, COP (North County Regional Center
                                                 Expansion), 5.25% due 11/15/2019 (a)                                    2,165
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       6,795    San Francisco, California, Bay Area Rapid Transit District, Sales
                                                 Tax Revenue Bonds, 5.50% due 7/01/2026 (c)                              7,443
                     ---------------------------------------------------------------------------------------------------------
                                                 San Francisco, California, City and County Airport Commission,
                                                 International Airport Revenue Bonds, AMT, Second Series:
                     AAA      Aaa       5,830      Issue 10-A, 5.50% due 5/01/2013 (g)                                   6,392
                     AAA      Aaa       5,750      Issue 12-A, 5.80% due 5/01/2021 (c)                                   6,260
                     AAA      Aaa       6,430      Issue 24-A, 5.50% due 5/01/2024 (f)                                   6,794
                     ---------------------------------------------------------------------------------------------------------
                                                 San Francisco, California, City and County Public Utilities
                                                 Commission, Clean Water Revenue Refunding Bonds, Series A (g):
                     AAA      Aaa      13,520      3% due 10/01/2006                                                    14,170
                     AAA      Aaa       7,990      3% due 10/01/2007                                                     8,347
                     ---------------------------------------------------------------------------------------------------------



                                    10 & 11

                       MuniHoldings California Insured Fund, Inc., June 30, 2003

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                     S&P    Moody's    Face
STATE             Ratings@  Ratings@  Amount     Municipal Bonds                                                       Value
==============================================================================================================================
California           AAA      Aaa     $ 8,900    San Francisco, California, State Building Authority, Lease
(concluded)                                      Revenue Bonds (San Francisco Civic Center Complex), Series A,
                                                 5.25% due 12/01/2021 (a)                                             $  9,544
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa      18,100    San Jose, California, Redevelopment Agency, Tax Allocation
                                                 Refunding Bonds, DRIVERS, Series 158, 9.663%
                                                 due 8/01/2014 (b)(g)                                                   19,532
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       2,000    San Jose-Santa Clara, California, Water Financing Authority,
                                                 Sewer Revenue Bonds, Series A, 5.375% due 11/15/2020 (c)                2,160
                     ---------------------------------------------------------------------------------------------------------
                                                 San Juan, California, Unified School District, GO (c):
                     AAA      Aaa       3,955      5.625% due 8/01/2018                                                  4,485
                     AAA      Aaa       3,830      5.625% due 8/01/2019                                                  4,315
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       5,000    San Mateo-Foster City, California, School District, GO, 5.30% due
                                                 8/01/2029 (c)                                                           5,354
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa      14,000    Santa Clara, California, Redevelopment Agency, Tax Allocation
                                                 Bonds (Bayshore North Project), Series A, 5.50% due 6/01/2023 (a)      15,266
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       6,205    Santa Clara County, California, East Side Union High School
                                                 District, GO, Series E, 5% due 9/01/2022 (c)                            6,430
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       9,750    Santa Clara County, California, Financing Authority, Lease
                                                 Revenue Refunding Bonds, Series A, 5% due 11/15/2022 (a)               10,106
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       9,000    Santa Fe Springs, California, Community Development, Commission
                                                 Tax Allocation Refunding Bonds (Consolidated Redevelopment
                                                 Project), Series A, 5% due 9/01/2022 (g)                                9,327
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       5,110    Santa Monica, California, Redevelopment Agency, Tax Allocation
                                                 Bonds (Earthquake Recovery Redevelopment Project), 6%
                                                 due 7/01/2029 (a)                                                       5,955
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       6,500    South Placer, California, Wastewater Authority, Wastewater
                                                 Revenue Bonds, Series A, 5.25% due 11/01/2027 (c)                       6,903
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa      13,250    Tracy, California, Area Public Facilities Financing Agency,
                                                 Special Tax Refunding Bonds (Community Facilities District
                                                 Number 87-1), Series H, 5.875% due 10/01/2019 (g)                      15,012
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       6,000    University of California, COP, Series A, 5.25% due 11/01/2024 (a)       6,359
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa       9,875    University of California, Hospital Revenue Bonds (University of
                                                 California Medical Center), 5.75% due 7/01/2006 (a)(i)                 11,244
                     ---------------------------------------------------------------------------------------------------------
                     AAA      NR*       1,410    University of California Revenue Bonds, Series K, 5.25% due
                                                 9/01/2024 (c)                                                           1,494
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa      16,000    University of California Revenue Refunding Bonds (Multiple
                                                 Purpose Projects), Series E, 5.125% due 9/01/2020 (g)                  17,028
                     ---------------------------------------------------------------------------------------------------------
                                                 Vernon, California, Electric System Revenue Bonds (Malburg
                                                 Generating Station Project):
                     BBB+     A2        1,225      5.375% due 4/01/2018                                                  1,256
                     BBB+     A2        6,000      5.50% due 4/01/2033                                                   6,082
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa      10,000    Vista, California, Unified School District, GO, Series A, 5.25%
                                                 due 8/01/2025 (f)                                                      10,716
==============================================================================================================================
Puerto Rico--4.4%    AAA      Aaa       5,825    Puerto Rico Commonwealth, GO, Public Improvement, 5.75% due
                                                 7/01/2010 (g)(i)                                                        6,974
                     ---------------------------------------------------------------------------------------------------------
                     A        Baa1      7,670    Puerto Rico Commonwealth Highway and Transportation Authority,
                                                 Transportation Revenue Bonds, Series B, 6% due 7/01/2026                8,275
                     ---------------------------------------------------------------------------------------------------------
                     AAA      Aaa      11,015    Puerto Rico Electric Power Authority, Power Revenue Bonds, Series
                                                 HH, 5.30% due 7/01/2020 (f)                                            12,123
                     ---------------------------------------------------------------------------------------------------------
                                                 Total Municipal Bonds (Cost--$932,761)--159.7%                      1,008,338
==============================================================================================================================

                                    Shares
                                     Held    Short-Term Securities
==============================================================================================================================
                                       18    CMA California Municipal Money Fund***                                         18
==============================================================================================================================
                                             Total Short-Term Securities (Cost--$18)--0.0%                                  18
==============================================================================================================================
                     Total Investments (Cost--$932,779)--159.7%                                                      1,008,356

                     Unrealized Depreciation on Forward Interest Rate Swaps**--(0.2)%                                   (1,557)

                     Other Assets Less Liabilities--2.3%                                                                14,792

                     Preferred Stock, at Redemption Value--(61.8%)                                                    (390,020)
                                                                                                                    ----------
                     Net Assets Applicable to Common Stock--100.0%                                                  $  631,571
                                                                                                                    ==========
==============================================================================================================================

(a)   AMBAC Insured.
(b) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 2003.
(c)   FGIC Insured.
(d)   FHA Insured.
(e)   Connie Lee Insured.
(f)   FSA Insured.
(g)   MBIA Insured.
(h) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 2003.
(i)   Prerefunded.
(j)   Escrowed to maturity.
+     Highest short-term rating by Moody's Investors Service, Inc.
@     Ratings of issues shown are unaudited.
*     Not Rated.
**    Forward interest rate swaps entered into as of June 30, 2003 were as follows:
                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                       Notional      Unrealized
                                                        Amount      Depreciation
      --------------------------------------------------------------------------
      Receive a variable rate equal to 7-Day Bond
      Market Association Municipal Swap Index
      rate and pay a fixed rate equal to 4.033%

      Broker, JP Morgan Chase
      Expires, August 2023                              50,000        $(1,557)
      --------------------------------------------------------------------------
*** Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:
                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                          Net         Dividend
      Affiliate                                        Activity        Income
      --------------------------------------------------------------------------
      CMA California Municipal Money Fund                 18            $24
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


Quality Profile
(unaudited)

The quality ratings of securities in the Fund as of June 30, 2003 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                      Total Investments
--------------------------------------------------------------------------------
AAA/Aaa .................................................                85.5%
AA/Aa ...................................................                 2.1
A/A .....................................................                 5.7
BBB/Baa .................................................                 3.2
NR (Not rated) ..........................................                 0.8
Other+ ..................................................                 2.7
--------------------------------------------------------------------------------
+       Temporary investments in short-term municipal securities.


                                    12 & 13

                       MuniHoldings California Insured Fund, Inc., June 30, 2003

STATEMENT OF NET ASSETS

                     As of June 30, 2003
==============================================================================================================================
Assets:              Investments, at value (identified cost--$932,779,248) ............                        $ 1,008,355,548
                     Cash .............................................................                                125,874
                     Receivables:
                       Securities sold ................................................    $    21,427,478
                       Interest .......................................................         15,702,634          37,130,112
                                                                                           ---------------
                     Prepaid expenses .................................................                                 20,591
                                                                                                               ---------------
                     Total assets .....................................................                          1,045,632,125
                                                                                                               ---------------
==============================================================================================================================
Liabilities:         Unrealized depreciation on forward interest rate swaps ...........                              1,556,750
                     Payables:
                       Securities purchased ...........................................         21,672,869
                       Investment adviser .............................................            420,240
                       Dividends to Common Stock shareholders .........................            311,332
                       Other affiliates ...............................................              5,817          22,410,258
                                                                                           ---------------
                     Accrued expenses and other liabilities ...........................                                 74,206
                                                                                                               ---------------
                     Total liabilities ................................................                             24,041,214
                                                                                                               ---------------
==============================================================================================================================
Preferred Stock:     Preferred Stock, at redemption value, par value $.10 per share
                     (1,920 Class A shares, 3,880 Class B shares, 3,200 Class C shares,
                     2,960 Class D shares and 3,640 Class E shares of AMPS* issued and
                     outstanding at $25,000 per share liquidation preference) .........                            390,020,237
                                                                                                               ---------------
==============================================================================================================================
Net Assets           Net assets applicable to Common Stock ............................                        $   631,570,674
Applicable to                                                                                                  ===============
Common Stock:
==============================================================================================================================
Analysis of          Common Stock, par value $.10 per share (40,657,301 shares issued
Net Assets           and outstanding) .................................................                        $     4,065,730
Applicable to        Paid-in capital in excess of par .................................                            599,718,612
Common Stock:        Undistributed investment income--net .............................    $     8,381,865
                     Accumulated realized capital losses on investments--net ..........        (54,615,083)
                     Unrealized appreciation on investments--net ......................         74,019,550
                                                                                           ---------------
                     Total accumulated earnings--net ..................................                             27,786,332
                                                                                                               ---------------
                     Total--Equivalent to $15.53 net asset value per share of Common
                     Stock (market price--$14.85) .....................................                        $   631,570,674
                                                                                                               ===============
==============================================================================================================================

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                       For the Year Ended June 30, 2003
================================================================================================================================
Investment Income:     Interest .........................................................                        $    50,995,040
                       Dividends ........................................................                                 23,724
                                                                                                                 ---------------
                       Total income .....................................................                             51,018,764
                                                                                                                 ---------------
================================================================================================================================
Expenses:              Investment advisory fees .........................................    $     5,567,906
                       Commission fees ..................................................            995,198
                       Accounting services ..............................................            281,090
                       Transfer agent fees ..............................................            106,611
                       Professional fees ................................................             79,016
                       Custodian fees ...................................................             57,568
                       Directors' fees and expenses .....................................             53,820
                       Printing and shareholder reports .................................             45,440
                       Pricing fees .....................................................             30,425
                       Listing fees .....................................................             29,281
                       Other ............................................................             59,354
                                                                                             ---------------
                       Total expenses before waiver and reimbursement ...................          7,305,709
                       Waiver and reimbursement of expenses .............................           (402,001)
                                                                                             ---------------
                       Total expenses after waiver and reimbursement ....................                              6,903,708
                                                                                                                 ---------------
                       Investment income--net ...........................................                             44,115,056
                                                                                                                 ---------------
================================================================================================================================
Realized & Unreal-     Realized loss on investments--net ................................                             (4,042,549)
ized Gain (Loss) on    Change in unrealized appreciation on investments--net ............                             29,954,952
Investments--Net:                                                                                                ---------------
                       Total realized and unrealized gain on investments--net ...........                             25,912,403
                                                                                                                 ---------------
================================================================================================================================
Dividends to           Investment income--net ...........................................                             (4,030,047)
Preferred Stock                                                                                                  ---------------
Shareholders:          Net Increase in Net Assets Resulting from Operations .............                        $    65,997,412
                                                                                                                 ===============
================================================================================================================================

      See Notes to Financial Statements.


                                    14 & 15

                       MuniHoldings California Insured Fund, Inc., June 30, 2003

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             For the Year Ended June 30,
                                                                                         -----------------------------------
                     Increase (Decrease) in Net Assets:                                        2003                2002
============================================================================================================================
Operations:          Investment income--net .........................................    $    44,115,056     $    44,545,117
                     Realized loss on investments--net ..............................         (4,042,549)           (841,711)
                     Change in unrealized appreciation on investments--net ..........         29,954,952          13,620,597
                     Dividends and distributions to Preferred Stock shareholders ....         (4,030,047)         (6,179,443)
                                                                                         ---------------     ---------------
                     Net increase in net assets resulting from operations ...........         65,997,412          51,144,560
                                                                                         ---------------     ---------------
============================================================================================================================
Dividends &          Investment income--net .........................................        (36,998,144)        (36,317,459)
Distributions to     Realized gain on investments--net ..............................                 --            (179,258)
Common Stock                                                                             ---------------     ---------------
Shareholders:        Net decrease in net assets resulting from dividends and
                     distributions to Common Stock shareholders .....................        (36,998,144)        (36,496,717)
                                                                                         ---------------     ---------------
============================================================================================================================
Net Assets           Total increase in net assets applicable to Common Stock ........         28,999,268          14,647,843
Applicable to        Beginning of year ..............................................        602,571,406         587,923,563
Common Stock:                                                                            ---------------     ---------------
                     End of year* ...................................................    $   631,570,674     $   602,571,406
                                                                                         ===============     ===============
============================================================================================================================
                   * Undistributed investment income--net ...........................    $     8,381,865     $     5,295,000
                                                                                         ===============     ===============
============================================================================================================================

      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                     The following per share data and ratios have been
                     derived from information provided in the financial
                     statements.                                                           For the Year Ended June 30,
                                                                           -------------------------------------------------------
                     Increase (Decrease) in Net Asset Value:                  2003        2002        2001       2000        1999
==================================================================================================================================
Per Share            Net asset value, beginning of year .................  $   14.82   $   14.46   $  13.31  $   14.38   $   14.96
Operating                                                                  ---------   ---------   --------  ---------   ---------
Performance:+        Investment income--net .............................       1.09@       1.10@      1.10@      1.11        1.13
                     Realized and unrealized gain (loss) on
                     investments--net ...................................        .63         .30       1.17      (1.03)       (.57)
                     Dividends and distributions to Preferred Stock
                     shareholders:
                       Investment income--net ...........................       (.10)       (.15)      (.33)      (.34)       (.30)
                       Realized gain on investments--net ................         --          --@@       --         --        (.01)
                                                                           ---------   ---------   --------  ---------   ---------
                     Total from investment operations ...................       1.62        1.25       1.94       (.26)        .25
                                                                           ---------   ---------   --------  ---------   ---------
                     Less dividends and distributions to Common Stock
                     shareholders:
                       Investment income--net ...........................       (.91)       (.89)      (.79)      (.81)       (.80)
                       Realized gain on investments--net ................         --          --@@       --         --        (.03)
                                                                           ---------   ---------   --------  ---------   ---------
                     Total dividends and distributions to Common Stock
                     shareholders .......................................       (.91)       (.89)      (.79)      (.81)       (.83)
                                                                           ---------   ---------   --------  ---------   ---------
                     Net asset value, end of year .......................  $   15.53   $   14.82   $  14.46  $   13.31   $   14.38
                                                                           =========   =========   ========  =========   =========
                     Market price per share, end of year ................  $   14.85   $   14.19   $  13.18  $ 12.3125   $   13.00
                                                                           =========   =========   ========  =========   =========
==================================================================================================================================
Total Investment     Based on market price per share ....................      11.45%      14.61%     13.67%      1.06%      (8.34%)
Return:*                                                                   =========   =========   ========  =========   =========
                     Based on net asset value per share .................      11.60%       9.10%     15.36%     (1.23%)      1.66%
                                                                           =========   =========   ========  =========   =========
==================================================================================================================================
Ratios Based on      Total expenses, net of waiver and reimbursement
Average Net Assets   and excluding reorganization expenses** ............       1.11%       1.14%      1.13%      1.20%       1.09%
Of Common Stock:                                                           =========   =========   ========  =========   =========
                     Total expenses, excluding reorganization expenses**        1.17%       1.20%      1.22%      1.31%       1.23%
                                                                           =========   =========   ========  =========   =========
                     Total expenses** ...................................       1.17%       1.22%      1.29%      1.50%       1.23%
                                                                           =========   =========   ========  =========   =========
                     Total investment income--net** .....................       7.09%       7.41%      7.71%      8.50%       7.42%
                                                                           =========   =========   ========  =========   =========
                     Amount of dividends to Preferred Stock shareholders         .65%       1.02%      2.22%      2.66%       1.93%
                                                                           =========   =========   ========  =========   =========
                     Investment income--net, to Common Stock shareholders       6.44%       6.39%      5.49%      5.84%       5.49%
                                                                           =========   =========   ========  =========   =========
==================================================================================================================================
Ratios Based on      Total expenses, net of waiver and reimbursement
Average Net Assets   and excluding reorganization expenses ..............        .68%        .69%       .67%       .69%        .67%
Of Common and                                                              =========   =========   ========  =========   =========
Preferred Stock:**   Total expenses, excluding reorganization expenses ..        .72%        .73%       .73%       .75%        .75%
                                                                           =========   =========   ========  =========   =========
                     Total expenses .....................................        .72%        .74%       .77%       .86%        .75%
                                                                           =========   =========   ========  =========   =========
                     Total investment income--net .......................       4.36%       4.50%      4.60%      4.85%       4.53%
                                                                           =========   =========   ========  =========   =========
==================================================================================================================================
Ratios Based on      Dividends to Preferred Stock shareholders ..........       1.03%       1.57%      3.28%      3.54%       3.02%
Average Net Assets                                                         =========   =========   ========  =========   =========
Of Preferred Stock:
==================================================================================================================================
Supplemental Data:   Net assets applicable to Common Stock,
                     end of year (in thousands) .........................  $ 631,571   $ 602,571   $587,924  $ 468,360   $ 141,073
                                                                           =========   =========   ========  =========   =========
                     Preferred Stock outstanding, end of year
                     (in thousands) .....................................  $ 390,000   $ 390,000   $390,000  $ 341,000   $  96,000
                                                                           =========   =========   ========  =========   =========
                     Portfolio turnover .................................      26.99%      41.35%     63.37%    105.22%      82.36%
                                                                           =========   =========   ========  =========   =========
==================================================================================================================================
Leverage:            Asset coverage per $1,000 ..........................  $   2,619   $   2,545   $  2,507  $   2,373   $   2,470
                                                                           =========   =========   ========  =========   =========
==================================================================================================================================
Dividends Per        Series A--Investment income--net ...................  $     253   $     362   $    793  $     915   $     775
Share on Preferred                                                         =========   =========   ========  =========   =========
Stock Outstanding:++ Series B--Investment income--net ...................  $     269   $     400   $    533  $     830   $     735
                                                                           =========   =========   ========  =========   =========
                     Series C--Investment income--net ...................  $     248   $     375   $    812  $     284          --
                                                                           =========   =========   ========  =========   =========
                     Series D--Investment income--net ...................  $     255   $     400   $    853  $     288          --
                                                                           =========   =========   ========  =========   =========
                     Series E--Investment income--net ...................  $     262   $     408   $    813  $     314          --
                                                                           =========   =========   ========  =========   =========
==================================================================================================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. The Fund's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
+ Certain prior year amounts have been reclassified to conform to current year presentation.
++ The Fund's Preferred Stock was issued on March 19, 1998 for Series A and Series B; and on March 6, 2000 for Series C, Series D and Series E.
@     Based on average shares outstanding.
@@    Amount is less than $.01 per share.

      See Notes to Financial Statements.


                                    16 & 17

                       MuniHoldings California Insured Fund, Inc., June 30, 2003

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings California Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUC. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Forward interest rate swaps are valued by quoted fair values received daily by the Fund from the counterparty. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movement and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund is authorized to enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to pay or receive interest on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the year ended June 30, 2003, FAM earned fees of $5,567,906, of which $387,861 was waived. For the year ended June 30, 2003, FAM reimbursed the Fund in the amount of $14,140.

For the year ended June 30, 2003, the Fund reimbursed FAM $21,463 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2003 were $270,849,933 and $259,532,811, respectively.

Net realized gains (losses) for the year ended June 30, 2003 and net unrealized gains (losses) as of June 30, 2003 were as follows:

--------------------------------------------------------------------------------
                                                 Realized           Unrealized
                                              Gains (Losses)      Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ..................       $  7,604,504        $ 75,576,300
Financial futures contracts ............        (11,647,053)                 --
Forward interest rate swaps ............                 --          (1,556,750)
                                               ------------        ------------
Total ..................................       $ (4,042,549)       $ 74,019,550
                                               ============        ============
--------------------------------------------------------------------------------

As of June 30, 2003, net unrealized appreciation for Federal income tax purposes aggregated $75,906,419, of which $76,606,146 related to appreciated securities and $699,727 related to depreciated securities. The aggregate cost of investments at June 30, 2003 for Federal income tax purposes was $932,449,129.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share,


                                    18 & 19

                       MuniHoldings California Insured Fund, Inc., June 30, 2003

NOTES TO FINANCIAL STATEMENTS (concluded)

all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at June 30, 2003 were: Series A, .68%; Series B, .65%; Series C, .65%; Series D, .639%;
and Series E, .80%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended June 30, 2003, Merrill Lynch, Pierce, Fenner & Smith Incorporated earned $367,094 as commissions.

5. Distributions to Shareholders:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.077000 per share on July 30, 2003 to shareholders of record on July 17, 2003.

The tax character of distributions paid during the fiscal years ended June 30, 2003 and June 30, 2002 was as follows:

--------------------------------------------------------------------------------
                                                   6/30/2003          6/30/2002
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ......................        $41,028,191        $42,435,455
  Ordinary income ........................                 --            240,705
                                                  -----------        -----------
Total taxable distributions ..............        $41,028,191        $42,676,160
                                                  ===========        ===========
--------------------------------------------------------------------------------

As of June 30, 2003, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed tax-exempt income--net .....................       $  8,042,687
Undistributed ordinary income--net .......................                 --
Undistributed long-term capital gains--net ...............                 --
                                                                 ------------
Total undistributed earnings--net ........................          8,042,687
Capital loss carryforward ................................        (43,041,548)*
Unrealized gains--net ....................................         62,785,193**
                                                                 ------------
Total accumulated earnings--net ..........................       $ 27,786,332
                                                                 ============
-----------------------------------------------------------------------------

* On June 30, 2003, the Fund had a net capital loss carryforward of $43,041,548, of which $10,359,976 expires in 2007, $7,894,678 expires in
      2008 and $24,786,894 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of MuniHoldings California Insured Fund, Inc.:

We have audited the accompanying statement of net assets, including the schedule of investments, of MuniHoldings California Insured Fund, Inc. as of June 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniHoldings California Insured Fund, Inc. as of June 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
August 8, 2003


                                    20 & 21

                       MuniHoldings California Insured Fund, Inc., June 30, 2003

AUTOMATIC DIVIDEND REINVESTMENT PLAN

The following description of the Fund's Automatic Dividend Reinvestment Plan (the "Plan") is sent to you annually as required by Federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by The Bank of New York (the "Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by The Bank of New York, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258, Telephone: 800-432-8224.


                                    22 & 23

                       MuniHoldings California Insured Fund, Inc., June 30, 2003

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by MuniHoldings California Insured Fund, Inc. during its taxable year ended June 30, 2003 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

ANNUAL MEETING OF STOCKHOLDERS

The date of the Fund's next Annual Meeting of Stockholders has been changed from January 2004 to April 2004. Proposals of stockholders intended to be presented at the Fund's next Annual Meeting of Stockholders must be received by the Fund by January 15, 2004 for inclusion in the Fund's Proxy Statement and form of Proxy for that meeting. The Fund's By-laws generally require advance notice be given to the Fund in the event a stockholder desires to nominate a person for election to the Board of Directors or to transact any other business from the floor at an Annual Meeting of Stockholders. Notice of any such nomination or other business must be in writing and received at the Fund's principal executive office not later than the close of business on February 13, 2004. Written proposals should be sent to the Secretary of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.

OFFICERS AND DIRECTORS

                                                                                                           Number of      Other
                                                                                                        Portfolios in     Public
                              Position(s)  Length                                                        Fund Complex  Directorships
                                 Held      of Time                                                       Overseen by      Held by
Name           Address & Age   with Fund   Served    Principal Occupation(s) During Past 5 Years           Director       Director
====================================================================================================================================
        Interested Director
====================================================================================================================================
Terry K.       P.O. Box 9011   President  1999 to    President and Chairman of Merrill Lynch Invest-      114 Funds         None
Glenn*         Princeton, NJ   and        present    ment Managers, L.P. ("MLIM")/Fund Asset           159 Portfolios
               08543-9011      Director   and        Management, L.P. ("FAM")--Advised Funds since
               Age: 62                    1997 to    1999; Chairman (Americas Region) of MLIM from
                                          present    2000 to 2002; Executive Vice President of MLIM
                                                     and FAM (which terms as used herein include
                                                     their corporate predecessors) from 1983 to 2002;
                                                     President of FAM Distributors, Inc. ("FAMD") from
                                                     1986 to 2002 and Director thereof from 1991 to
                                                     2002; Executive Vice President and Director of
                                                     Princeton Services, Inc. ("Princeton Services")
                                                     from 1993 to 2002; President of Princeton
                                                     Administrators, L.P. from 1989 to 2002; Director of
                                                     Financial Data Services, Inc. from 1985 to 2002.
             =======================================================================================================================
             * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with MLIM, FAM, FAMD, Princeton Services and Princeton Administrators, L.P.
               The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.
====================================================================================================================================

                                                                                                           Number of      Other
                                                                                                        Portfolios in     Public
                              Position(s)  Length                                                        Fund Complex  Directorships
                                 Held      of Time                                                       Overseen by      Held by
Name           Address & Age   with Fund   Served*   Principal Occupation(s) During Past 5 Years           Director       Director
====================================================================================================================================
        Independent Directors
====================================================================================================================================
James H.       P.O. Box 9095   Director   1997 to    Director and Executive Vice President, The China      40 Funds         None
Bodurtha       Princeton, NJ              present    Business Group, Inc. since 1995; Chairman,         59 Portfolios
               08543-9095                            Berkshire Holding Corporation since 1982.
               Age: 59
====================================================================================================================================


                                    24 & 25

                       MuniHoldings California Insured Fund, Inc., June 30, 2003

OFFICERS AND DIRECTORS (concluded)

                                                                                                           Number of      Other
                                                                                                        Portfolios in     Public
                              Position(s)  Length                                                        Fund Complex  Directorships
                                 Held      of Time                                                       Overseen by      Held by
Name           Address & Age   with Fund   Served*   Principal Occupation(s) During Past 5 Years           Director       Director
====================================================================================================================================
        Independent Directors (concluded)
====================================================================================================================================
Joe Grills     P.O. Box 9095   Director   2002 to    Member of the Committee of Investment of              40 Funds    Kimco
               Princeton, NJ              present    Employee Benefit Assets of the Association of      59 Portfolios  Realty
               08543-9095                            Financial Professionals ("CIEBA") since 1986 and                  Corporation
               Age: 68                               its Chairman from 1991 to 1992; Member of the
                                                     Investment Advisory Committees of the State of
                                                     New York Common Retirement Fund since 1989;
                                                     Member of the Investment Advisory Committee of
                                                     the Howard Hughes Medical Institute from 1997 to
                                                     2000; Director, Duke Management Company since
                                                     1992 and Vice Chairman thereof since 1998;
                                                     Director, LaSalle Street Fund from 1995 to 2001;
                                                     Director, Kimco Realty Corporation since 1997;
                                                     Member of the Investment Advisory Committee of
                                                     the Virginia Retirement System since 1998 and Vice
                                                     Chairman thereof since 2002; Director, Montpelier
                                                     Foundation since 1998 and Vice Chairman thereof
                                                     since 2000; Member of the Investment Committee
                                                     of the Woodberry Forest School since 2000; Member
                                                     of the Investment Committee of the National Trust
                                                     for Historic Preservation since 2000.
====================================================================================================================================
Herbert I.     P.O. Box 9095   Director   1997 to    John M. Olin Professor of Humanities, New York        40 Funds         None
London         Princeton, NJ              present    University since 1993 and Professor thereof since  59 Portfolios
               08543-9095                            1980; President of Hudson Institute since 1997 and
               Age: 64                               Trustee thereof since 1980.
====================================================================================================================================
Andre F.       P.O. Box 9095   Director   1997 to    George Gund Professor of Finance and Banking,         40 Funds         None
Perold         Princeton, NJ              present    Harvard Business School since 2000 and a member    59 Portfolios
               08543-9095                            of the faculty since 1979; Director and Chairman
               Age: 51                               of the Board, UNX, Inc. since 2003; Director,
                                                     Stockback.com from 2002 to 2002; Director, Sanlam
                                                     Limited and Sanlam Life since 2001; Director,
                                                     Genbel Securities and Gensec Bank since 1999;
                                                     Director, Bulldogresearch.com from 2000 to 2001;
                                                     Director Sanlam Investment Management from
                                                     1999 to 2001; Director, Quantec Limited from 1991
                                                     to 1999.
====================================================================================================================================
Roberta        P.O. Box 9095   Director   1999 to    Shareholder, Modrall, Sperling, Roehl, Harris &       40 Funds         None
Cooper Ramo    Princeton, NJ              present    Sisk, P.A. since 1993; Director of Cooper's, Inc.  59 Portfolios
               08543-9095                            since 1999 and Chairman of the Board since 2000;
               Age: 60                               Director of ECMC, Inc. since 2001.
====================================================================================================================================
Robert S.      P.O. Box 9095   Director   2002 to    Principal of STI Management since 1994; Trustee       40 Funds         None
Salomon, Jr.   Princeton, NJ              present    of Commonfund from 1980 to 2001; Director of Rye   59 Portfolios
               08543-9095                            Country Day School since 2001.
               Age: 66
====================================================================================================================================
Stephen B.     P.O. Box 9095   Director   2002 to    Chairman, Fernwood Advisors (investment adviser)      40 Funds         None
Swensrud       Princeton, NJ              present    since 1996; Principal of Fernwood Associates       59 Portfolios
               08543-9095                            (financial consultant) since 1975; Chairman of RPP
               Age: 70                               Corporation since 1978; Director, International
                                                     Mobile Communications, Inc. since 1998.
             =======================================================================================================================
             * The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
====================================================================================================================================

                              Position(s)  Length
                                 Held      of Time
Name           Address & Age   with Fund   Served*              Principal Occupation(s) During Past 5 Years
====================================================================================================================================
        Fund Officers
====================================================================================================================================
Donald C.      P.O. Box 9011   Vice       1997 to    First Vice President of FAM and MLIM since 1997 and Treasurer thereof
Burke          Princeton, NJ   President  present    since 1999; Senior Vice President and Treasurer of Princeton Services since
               08543-9011      and                   1999; Vice President of FAMD since 1999; Director of MLIM Taxation since 1990.
               Age: 43         Treasurer
====================================================================================================================================
Kenneth A.     P.O. Box 9011   Senior     2002 to    Managing Director of MLIM since 2000 and Director (Municipal Tax-Exempt
Jacob          Princeton, NJ   Vice       present    Fund Management) of MLIM from 1997 to 2000.
               08543-9011      President
               Age: 52
====================================================================================================================================
John M.        P.O. Box 9011   Senior     2002 to    Managing Director of MLIM since 2000 and Director (Municipal Tax-Exempt
Loffredo       Princeton, NJ   Vice       present    Fund Management) of MLIM from 1998 to 2000.
               08543-9011      President
               Age: 39
====================================================================================================================================
Walter C.      P.O. Box 9011   Vice       1997 to    Managing Director of MLIM since 2003; Director (Municipal Tax-Exempt
O'Connor       Princeton, NJ   President  present    Fund Management) of MLIM from 2000 to 2003; Vice President of MLIM
               08543-9011                            from 1994 to 2000.
               Age: 41
====================================================================================================================================
Brian D.       P.O. Box 9011   Secretary  2003 to    Vice President of MLIM since 2002; Attorney with Reed Smith from 2001
Stewart        Princeton, NJ              present    to 2002; Attorney with Saul Ewing from 1999 to 2001.
               08543-9011
               Age: 34
             =======================================================================================================================
             * Officers of the Fund serve at the pleasure of the Board of Directors.
====================================================================================================================================

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MUC


                                     26 & 27

[LOGO] Merrill Lynch Investment Managers

MuniHoldings California Insured Fund, Inc. seeks to provide shareholders with current income exempt from Federal and California income taxes. The Fund seeks to achieve this objective by investing primarily in a portfolio of long-term investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and California income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings California Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

MuniHoldings California Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper            #HOLDCA--6/03

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request-- N/A (annual requirement only and not required to be answered until the registrant's fiscal year-end on or after July 15,
         2003)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (annual requirement only and not required to be answered until the registrant's fiscal year-end on or after July 15, 2003)

Item 4 - Disclose annually only (not answered until December 15, 2003)

         (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

         (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and
                                  related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
                              (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

         (e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

         (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

         (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

         If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

         (Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities.

         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

         From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties.

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 -- Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act.
        Attached hereto.

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        MuniHoldings California Insured Fund, Inc.


        By: /s/ Terry K. Glenn
            -------------------------
            Terry K. Glenn,
            President of
            MuniHoldings California Insured Fund, Inc.

        Date: August 21, 2003

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            -------------------------
            Terry K. Glenn,
            President of
            MuniHoldings California Insured Fund, Inc.

        Date: August 21, 2003


        By: /s/ Donald C. Burke
            -------------------------
            Donald C. Burke,
            Chief Financial Officer of
            MuniHoldings California Insured Fund, Inc.

        Date: August 21, 2003

        Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.